[GRAPHIC OMITTED]






COLONIAL INCOME FUND   Annual report - December 31, 1997





Not FDIC
Insured


May Lose Value
No Bank Guarantee

--------------------------------------------------------------------------------
                        COLONIAL INCOME FUND HIGHLIGHTS
                      January 1, 1997 - December 31, 1997
INVESTMENT OBJECTIVE: Colonial Income Fund seeks as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities.

THE FUND IS DESIGNED TO OFFER:

      High monthly income
      Opportunity for growth over time
      A portfolio of quality bonds

PORTFOLIO MANAGER COMMENTARY: "With the Fund primarily focusing on bonds issued by the nation's largest and best-known companies, shareholders benefitted from the continuing growth of the U.S. economy in 1997. In addition to our core investment-grade holdings, we continue to use fundamental credit research to identify undervalued or "out of vogue" securities we
believe have not been recognized by the market."            - Richard Stevens

                        COLONIAL INCOME FUND PERFORMANCE


                                               CLASS A    CLASS B    CLASS C(1)
Inception dates                               12/1/69    5/15/92     8/1/97
Twelve-month distributions declared per share  $0.444     $0.396     $0.169
SEC yields on 12/31/97 (2)                      5.70%      5.22%      5.37%
Twelve-month total returns, assuming            8.67%      7.87%      2.17%
reinvestment of all distributions and
no sales charge or contingent
deferred sales charge (CDSC)
Net asset value per share on 12/31/97          $6.50      $6.50      $6.50

(1) The Class C share total return is cumulative since inception on August 1, 1997.
(2) The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

PORTFOLIO STRUCTURE
(as of 12/31/97)
 ......................................
1.Corporate Bonds................62.9%
2.U.S. Government  Bonds.........21.0%
3.Foreign Government Bonds........8.9%
4.Net Cash & Other................6.4%
5.Preferred Stocks................0.8%

QUALITY BREAKDOWN
(as of 12/31/97)
 ......................................
  AAA............................30.6%
  AA..............................1.8%
  A...............................6.3%
  BBB............................39.2%
  BB and Below...................19.4%

Portfolio structure and quality breakdown are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no assurance that the Fund will continue to maintain the portfolio structure and quality breakdown in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the year ended December 31, 1997. This report reflects on the investment environment of the last 12 months and on the performance of your Fund.

Although strong U.S. economic growth throughout 1997 allowed the stock market to reach new record highs, with the lowest unemployment rate in a generation and low inflation, the bond market experienced volatility. Bonds were down in the first half of the period, but rallied during the second half.

[PHOTOGRAPH: HAROLD W. COGGER OMITTED]

In the area of fixed-income investments, the Federal Reserve Board's decision in March to raise short-term interest rates as a preemptive strike against inflation created downward pressure on domestic bond prices in the first half of the year. At the same time, concerns over possible delays in the European Monetary Union had a negative effect on foreign bonds. As a result, the U.S. economy attracted many foreign investors. In the second half of the year, bond markets improved significantly as interest rates declined and more investors turned to bonds following the volatility in world stock markets triggered by economic concerns over Asia.

During 1997, your Fund has continued to provide income generated by well-researched investments in top quality corporate and government bonds. For 1998, we expect slow but steady economic growth and continued low inflation in the U.S., leading to favorable conditions for the bond market.

The following report will provide you with specific information on your Fund's performance, as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/Harold W. Cogger
---------------------------
Harold W. Cogger
President
February 9, 1998




Because market conditions change frequently, there can be no assurance that the trends described here will continue.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                          PORTFOLIO MANAGEMENT REPORT

RICHARD STEVENS is portfolio manager of Colonial Income Fund and is vice president of Colonial Management Associates, Inc.

"FLIGHT TO QUALITY" CONTRIBUTED TO IMPROVING BOND ENVIRONMENT LATE 1997
Despitea challenging first half of the year, in which the Federal Reserve Board raised short-term interest rates in the U.S. and concerns over the European Monetary Union created volatility overseas, the environment in which your Fund operated improved significantly during the last six months of 1997. This period was marked by a rally in U.S. Treasury securities, as the interest rate on the 30-year Treasury bond moved below 6% by year end. Corporate bonds also did better, on the strength of this Treasury rally. The already favorable conditions in the bond market improved in October. As Asia's economic difficulties sent repercussions through world stock markets, many investors seeking to avoid this volatility turned to bonds in a "flight to quality." Under this scenario, Treasury bonds slightly outperformed corporate bonds as the corporate sector was affected by investor concerns that the Asian situation would negatively affect U.S. corporate earnings.

Against this background, the Fund generated a 12-month total return of 8.67% for Class A shares, based on net asset value. Some of the reasons for this return included:

SHARING IN THE STRONGER U.S. ECONOMY
Our primary strategy continues to be focused on investment-grade corporate bonds issued by some of the nation's largest and best-known companies. When these companies perform well, so do the bonds we hold. Some of the strongest performers in the last six months included the cable/media company News American Holding Corp. and insurer Lumberman's Mutual. In early 1997, shareholders benefitted from strong performances in Great Western Financial bonds, as well as bonds issued by CSX and Stop and Shop Companies.

CAREFUL ANALYSIS AND DIVERSIFICATION
We are continually analyzing both our current holdings and new bond issues in all sectors in an effort to increase shareholder value. In addition to our core investment-grade holdings, we also invest in bonds that we believe are undervalued or "out of vogue." We buy these bonds cheaply and wait for their credit ratings to improve. When the volatility in Asian markets affected the world last fall, we followed the situation closely and were able to reduce its negative impact. We continue to closely evaluate the situation for buying opportunities. Also, as a diversified fund, we not only have exposure to U.S. government securities but we also invest in the sovereign debt of several other countries. This diversifies the Fund when the Treasury market is volatile with the potential for positive performance in these other sectors.

1998 OUTLOOK GOOD FOR BONDS
We expect that the same conditions that contributed to a favorable bond environment in late 1997 will continue in 1998. Inflation will likely remain low, with little or no inflationary pressure on interest rates. The U.S. economy

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
should continue to grow, although at a slower pace. Under this environment, we expect the U.S. Treasury and corporate bond markets to perform well. The Fund's investment strategy is expected to remain the same, and we will continue to invest in corporate bonds that demonstrate a potential for long-term appreciation.

                COLONIAL INCOME FUND INVESTMENT PERFORMANCE VS.
              THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX Change in Value of $10,000 from 12/31/87 - 12/31/97
                    Based on NAV and POP for Class A Shares


                              12/87                        12/97

Lehman                        $10,000                      $23,988
NAV                           $10,000                      $23,375
POP                           $10,000                      $22,265

A $10,000 investment in Class B shares made on 5/15/92 (inception), at net asset value (NAV), would have been valued at $14,864 on 12/31/97. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $14,764 on 12/31/97. A $10,000 investment in Class C shares on 8/1/97 (inception), at NAV, would have grown to $10,217 on 12/31/97. The same investment after deducting the applicable CDSC would have been valued at $10,117 on 12/31/97. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, are not professionally managed and it is impossible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12/31/97
--------------------------------------------------------------------------------

                      CLASS A SHARES       CLASS B SHARES     CLASS C SHARES(1)
Inception                 12/1/69            5/15/92              8/1/97
                       NAV     POP         NAV    w/CDSC       NAV      w/CDSC
1 YEAR                 8.67%   3.51%       7.87%  2.87%          --        --
5 YEARS                7.79    6.75        7.00   6.69           --        --
10 YEARS (OR LIFE)     8.86    8.33        7.29   7.16         2.17%     1.17%


(1) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 1% since inception. The CDSC is 1% since inception for Class C shares.

--------------------------------------------------------------------------------
                                       5

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1997 (IN THOUSANDS)

BONDS & NOTES - 92.8%
-------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 62.9%                      PAR          VALUE
-------------------------------------------------------------------------------------
CONSTRUCTION - 2.1%
BUILDING CONSTRUCTION
 Centex Corp.,
                                  7.375%        06/01/05        $2,100        $2,186
 Pulte Corp.,
                                  7.625%        10/15/17         1,000         1,036
                                                                              ------
                                                                               3,222
                                                                              ------

 ....................................................................................
FINANCE, INSURANCE & REAL ESTATE - 8.3%
DEPOSITORY INSTITUTIONS - 1.9%
 Skandinaviska Enskilda,
                                  6.875%        02/15/09(a)      3,000         3,018
                                                                              ------

INSURANCE AGENTS & BROKERS - 2.0%
 Metropolitan Life Insurance Co.,
                                  7.700%        11/01/15(b)      3,000         3,200
                                                                              ------

INSURANCE CARRIERS - 2.2%
 Lumbermens Mutual Casualty,
                                  9.150%        07/01/26(b)      3,000         3,509
                                                                              ------

SECURITY BROKERS & DEALERS - 2.2%
 Lehman Brothers Holdings, Inc.,
                                  8.500%        05/01/07         3,000         3,346
                                                                              ------

 ...................................................................................
MANUFACTURING -16.9%
CHEMICALS & ALLIED PRODUCTS - 3.0%
 LaRoche Industries, Inc.,
                                  9.500%        09/15/07(b)      2,000         1,980
 Sterling Chemicals, Inc.,
                                 11.750%        08/15/06         1,000         1,035
 Texas Petrochemical Corp.,
                                 11.125%        07/01/06         1,500         1,613
                                                                              ------
                                                                               4,628
                                                                              ------

ELECTRONIC & ELECTRICAL EQUIPMENT - 0.7%
 Unisys Corp.,
                                  11.750%        10/15/04        1,000        1,145
                                                                              -----

FABRICATED METAL - 1.0%
 Euramax International, PLC.,
                                  11.250%        10/01/06(c)     1,500        1,624
                                                                              -----

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

FOOD & KINDRED PRODUCTS - 2.9%
 Stop & Shop Companies Corp.,
                                9.750%        02/01/02        $4,000        $4,466
                                                                            ------

MACHINERY & COMPUTER EQUIPMENT - 0.4%
 IMO Industries, Inc.,
                               11.750%        05/01/06           500           553
                                                                            ------

MISCELLANEOUS MANUFACTURING - 2.9%
 AEI Holding Co.,
                               10.000%        11/15/07(b)      1,000         1,030
 Tenneco, Inc.
                                9.200%        11/15/12         2,000         2,482
 Werner Holdings Co. Inc.,
                               10.000%        11/15/07(b)      1,000         1,028
                                                                            ------
                                                                             4,540
                                                                            ------

PETROLEUM REFINING - 3.3%
 USX Corp.,
                                9.625%        08/15/03         3,000         3,441
 YPF Sociedad Anonima,
                                7.000%        10/26/02(d)      1,774         1,785
                                                                            ------
                                                                             5,226
                                                                            ------

PRIMARY METAL - 1.4%
 Algoma Steel, Inc.,
                               12.375%        07/15/05         1,000         1,165
 Kaiser Aluminum & Chemical Corp.,
                               10.875%        10/15/06         1,000         1,080
                                                                            ------
                                                                             2,245
                                                                            ------

PRINTING & PUBLISHING - 1.3%
 Time Warner Entertainment Corp.,
                                7.250%        09/01/08(b)      2,000         2,076
                                                                            ------

 ..................................................................................
MINING & ENERGY - 6.3%
METAL MINING - 2.1%
 Noranda Inc.,
                                8.125%        06/15/04         3,000         3,238
                                                                            ------

OIL & GAS EXTRACTION - 4.2%
 Magnum Hunter Resources, Inc.,
                               10.000%        06/01/07         1,000         1,027
 Mariner Energy Corp.,
                               10.500%        08/01/06         1,000         1,050


                     Investment Portfolio/December 31, 1997

-------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - Cont.                    PAR           VALUE
-------------------------------------------------------------------------------------
OIL & GAS EXTRACTION - CONT
 Nuevo Energy Co.,
                                 9.500%        04/15/06        $1,000        $1,064
 Occidental Petroleum Corp.,
                                11.125%        08/01/10         2,500         3,418
                                                                             ------
                                                                              6,559
                                                                             ------

 ...................................................................................
RETAIL TRADE - 5.7%
GENERAL MERCHANDISE STORES - 1.4%
 Federated Department Stores,
                                 8.500%        06/15/03         2,000         2,185
                                                                             ------

MISCELLANEOUS RETAIL - 4.3%
 Discover Credit,
                                 9.070%        03/16/12         3,000         3,616
 Harmen International Industries,
                                 7.320%        07/01/07         3,000         3,119
                                                                             ------
                                                                              6,735
                                                                             ------

 ...................................................................................
SERVICES - 3.4%
BUSINESS SERVICES - 0.5%
 Pierce Leahy Corp.,
                                11.125%        07/15/06           650           738
                                                                             ------

HOTELS, CAMPS & LODGING - 1.5%
 Harvey Casinos Resorts,
                                10.625%        06/01/06         1,000         1,090
 Showboat, Inc.,
                                13.000%        08/01/09         1,000         1,230
                                                                             ------
                                                                              2,320
                                                                             ------

OTHER SERVICES - 1.4%
 Erac Usa Finance Co.,
                                 9.125%        12/15/04(b)      2,000         2,282
                                                                             ------

 ...................................................................................
TRANSPORTATION,COMMUNICATION,ELECTRIC,
GAS & SANITARY SERVICES - 20.2%
AIR TRANSPORTATION - 2.4%
 Delta Air Lines,
                                10.375%        02/01/11         2,000         2,607
 U.S. Air, Inc.,
                                10.375%        03/01/13         1,000         1,123
                                                                             ------
                                                                              3,730
                                                                             ------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

BROADCASTING - 3.5%
 News America Holdings  Corp.,
                                                  8.150%       10/17/36      $4,000        $ 4,366
 Sullivan Broadcasting, Inc.,
                                                 10.250%       12/15/05       1,000          1,070
                                                                                           -------
                                                                                             5,436
                                                                                           -------

CABLE - 10.6%
 Bell Cable Media, PLC.,
 stepped coupon,
 (11.875% 09/15/00)                              (e)           09/15/05       3,000          2,647
 Cablevision Industries,
                                                  7.875%       12/15/07       2,000          2,042
 Comcast Cable Communications, Inc.,
                                                  8.375%       05/01/07       3,000          3,334
 Continental Cablevision, Inc.,
                                                  8.875%       09/15/05       4,000          4,495
 EchoStar Satellite Broadcasting Corp.,
 stepped coupon,
 (13.125% 03/15/00)                                  (e)       03/15/04(b)    1,000            840
 Time Warner, Inc.,
                                                  9.625%       05/01/02       3,000          3,360
                                                                                           -------
                                                                                            16,718
                                                                                           -------
ELECTRIC, GAS & SANITARY SERVICES - 0.7%
 Allied Waste Industries, stepped coupon,
 (11.300% 06/01/02)                                  (e)       06/01/07       1,500          1,054
                                                                                           -------

GAS SERVICES - 1.0%
 HS Resources, Inc.,
                                                  9.250%       11/15/06       1,500          1,541
                                                                                           -------

RAILROAD - 1.3%
 Union Pacific Corp.,
                                                  7.250%       11/01/08       2,000          2,092
                                                                                           -------

SANITARY SERVICES - 0.7%
 Allied Waste North America, Inc.,
                                                 10.250%       12/01/06       1,000          1,097
                                                                                           -------


TOTAL CORPORATE FIXED-INCOME
BONDS & NOTES (cost of $95,644)                                                             98,523
                                                                                           -------

                     Investment Portfolio/December 31, 1997

-----------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.0%                         PAR           VALUE
-----------------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 2.1%
                                                  Maturities
                                    Coupon        From/to
 Federal National Mortgage Association:
                                    11.000%        01/01/16        $ 1,268        $ 1,443
                                     9.000%       2019-2020            979          1,046
                                                                                  -------
                                                                                    2,489
                                                                                  -------

 Government National Mortgage Association:
                                    10.000%       2017-2019             41             46
                                    10.500%       2016-2020            324            366
                                    11.500%        05/15/13             61             71
                                    12.500%       2010-2014            222            264
                                    13.000%        04/15/11              6              8
                                    14.000%        08/15/11              5              6
                                                                                  -------
                                                                                      761
                                                                                  -------
GOVERNMENT OBLIGATIONS - 18.9%
 U. S. Treasury Bonds,
                                    11.625%        11/15/02(f)       7,100          8,847
                                                                                  -------
 U. S. Treasury Notes:
                                     7.500%        02/15/05         11,610         12,760
                                    10.375%        11/15/12(f)       6,000          7,973
                                                                                  -------
                                                                                   20,733
                                                                                  -------
TOTAL U. S. GOVERNMENT &
 AGENCY OBLIGATIONS (cost of $32,647)                                              32,830
                                                                                  -------

FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 8.9%                                    CURRENCY
-------------------------------------------------------------------------------------------
Argentina Global Bonds,
                                    11.000%        10/09/06(d)         2,000          2,138
                                                                                    -------
Government of Sweden,
                                    10.250%        05/05/03     SK    18,200          2,763
                                                                                    -------
Kingdom of Denmark,
                                     8.000%        03/15/06     DK    16,590          2,803
                                                                                    -------
Mexican Global Bonds,
                                     9.875%        01/15/07(g)         1,000          1,041
                                                                                    -------
United Kingdom Treasury:
                                     9.000%        08/06/12     UK       640          1,319
                                    10.000%        02/26/01     UK     1,420          2,552
                                    10.000%        09/08/03     UK       685          1,313
                                                                                    -------
                                                                                      5,184
                                                                                    -------

TOTAL FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS (cost of $14,118 )                                                13,929
                                                                                    -------

TOTAL BONDS & NOTES (cost of $142,409)                                              145,282
                                                                                    -------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

PREFERRED STOCKS - 0.8%                                    SHARES
-------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 0.8%
 GAS SERVICES - 0.8%
 Enron Corp., 8.00%  (cost of $1,250)                         50      $  1,256
                                                                      --------

WARRANTS - 0.0%
--------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 0.0%
 COMMUNICATIONS 0.0%
 American Telecasting, Inc. (cost of $30)(b)(h)                1           (i)
                                                                      --------


 TOTAL INVESTMENTS - 93.6% (cost of $ 143,689)(j)                      146,538
                                                                      --------

SHORT-TERM OBLIGATIONS - 4.5%                               PAR
--------------------------------------------------------------------------------
 Repurchase agreement with ABN AMRO Chicago Corp.,
 dated 12/31/97, due 01/02/98 at 6.600%, collateralized
 by U.S. Treasury notes with various maturities to 2016,
 market value $7,276 (repurchase proceeds $7,115)          $7,112        7,112
                                                                      --------

FOWARD CURRENCY CONTRACTS - 0.0%(k)                                         33
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - 1.9%                                      3,021
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $156,704
                                                                      --------


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  This is a Swedish security. Par amount is stated in U.S. dollars.

(b) Securities exempt from registration under Rule 144 A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the value of these securities amounted to $15,945 or 10.2% of net assets.

(c)  This is a British security. Par amount is stated in U.S. dollars.

(d)  This is an Argentinean security. Par amount is stated in U.S. dollars.

(e) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(f) These securities, or a portion thereof, with a total market value of $14,428 are being used to collateralize open forward currency contracts.

(g)  This is a Mexican security. Par amount is stated in U.S. dollars.

(h) Represents fair value as determined in good faith under the direction of the Trustees.

(i)  Rounds to less than one.

                     Investment Portfolio/December 31, 1997
-------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - Cont.
-------------------------------------------------------------------------------

(j)  Cost for federal income tax purposes is the same.

(k) As of December 31, 1997, the Fund had entered into the following forward currency exchange contracts:

                                                                   Net Unrealized
         Contracts         In Exchange           Settlement   Appreciation (Depreciation)
         to Deliver            For                  Date              (U.S.$)
         ----------        -----------           ----------   --------------------------
          A$    212         US$    143           01/08/1998               5
          A$  2,948         US$  1,995           01/08/1998              75
         US$  2,109          A$  3,160           01/08/1998             (51)
         UK     405         US$    660           01/22/1998              (7)
         UK   2,830         US$  4,613           01/22/1998             (48)
         DK  10,000         US$  1,484           01/14/1998              23
         SK  18,047         US$  2,312           01/12/1998              36
                                                                       ----
                                                                       $ 33
                                                                       ----
      Summary of Securities
           by Country               Country/Currency            Value            % of Total
      -------------------------------------------------------------------------------------
      United States                        $                   $126,182              86.1%
      United Kingdom                      UK                      6,808               4.6%
      Sweden                              SK                      5,781               4.0%
      Argentina                                                   3,923               2.7%
      Denmark                             DK                      2,803               1.9%
      Mexico                                                      1,041               0.7%
                                                               --------             -----
                                                               $146,538             100.0%
                                                               ========             =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.




     See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                DECEMBER 31, 1997

         (in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $143,689)                                        $ 146,538
Short-term obligations                                                          7,112
                                                                            ---------
                                                                              153,650
Receivable for:
  Interest                                                 3,069
  Fund shares sold                                           158
  Investments sold                                            29
Unrealized appreciation on forward
   currency contracts                                         33
Other                                                         11                3,300
                                                       ---------            ---------
    Total Assets                                                              156,950
LIABILITIES
Payable for:
  Fund shares repurchased                                    224
Accrued:
  Deferred Trustees fees                                       2
Other                                                         20
                                                       ---------
    Total Liabilities                                                             246
                                                                            ---------
NET ASSETS                                                                  $ 156,704
                                                                            ---------

Net asset value & redemption price per share -
Class A ($120,336/18,499)                                                   $    6.50
                                                                            ---------
Maximum offering price per share - Class A
($6.50/0.9525)                                                              $  6.82(a)
                                                                            ---------
Net asset value & offering price per share -
Class B ($36,128/5,554)                                                     $  6.50(b)
                                                                            ---------
Net asset value & offering price per share -
Class C ($240/37)                                                           $  6.50(b)
                                                                            ---------


COMPOSITION OF NET ASSETS
Capital paid in                                                             $ 169,824
Undistributed net investment income                                               171
Accumulated net realized loss                                                (16,161)
Net unrealized appreciation on:
  Investments                                                                   2,849
  Foreign currency transactions                                                    21
                                                                            ---------
                                                                            $ 156,704
                                                                            ---------

(a)  On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


         (in thousands)
         INVESTMENT INCOME
         Interest                                                           $12,634
         Dividends                                                              100
                                                                            -------
                                                                             12,734
         EXPENSES
         Management fee                                         $  787
         Service fee                                               394
         Distribution fee - Class B                                264
         Distribution fee - Class C                                 (a)
         Transfer agent                                            350
         Bookkeeping fee                                            65
         Trustees fee                                               15
         Custodian fee                                              22
         Audit fee                                                  31
         Legal fee                                                   4
         Registration fee                                           44
         Reports to shareholders                                    12
         Other                                                      19        2,007
                                                                ------      -------
                Net Investment Income                                        10,727
                                                                            -------

         NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS Net
         realized gain on:
          Investments                                            1,064
          Foreign currency transactions                          1,275
                                                                ------
               Net Realized Gain                                              2,339

         Net unrealized depreciation during the period on:
          Investments                                             (295)
          Foreign currency transactions                             (4)
                                                                -------
              Net Unrealized Depreciation                                      (299)
                                                                            -------
                   Net Gain                                                   2,040
                                                                            -------
         Increase in Net Assets from Operations                             $12,767
                                                                            -------

         (a) Rounds to less than one

         See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

         (in thousands)                                     Year ended December 31
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS                        1997(a)              1996
Operations:
Net investment income                                  $ 10,727            $ 11,851
Net realized gain                                         2,339                 717
Net unrealized depreciation                                (299)             (7,114)
                                                       --------            --------
    Net Increase from Operations                         12,767               5,454
Distributions:
From net investment income - Class A                     (8,496)             (9,496)
From net investment income - Class B                     (2,177)             (2,285)
From net investment income - Class C                         (3)                  -
                                                       --------            --------
                                                          2,091              (6,327)
                                                       --------            --------
Fund Share Transactions:
Receipts for shares sold - Class A                        5,109               9,095
Value of distributions reinvested - Class A               4,458               4,879
Cost of shares repurchased - Class A                    (20,501)            (23,147)
                                                       --------            --------
                                                        (10,934)             (9,173)
                                                       --------            --------
Receipts for shares sold - Class B                        6,652              12,249
Value of distributions reinvested - Class B               1,190               1,243
Cost of shares repurchased - Class B                     (7,986)            (14,578)
                                                       --------            --------
                                                           (144)             (1,086)
                                                       --------            --------
Receipts for shares sold - Class C                          237                   -
Value of distributions reinvested - Class C                   3                   -
                                                       --------            --------
                                                            240                   -
                                                       --------            --------

    Net Decrease from Fund Share Transactions           (10,838)            (10,259)
        Total Decrease                                   (8,747)            (16,586)
NET ASSETS
Beginning of period                                     165,451             182,037
                                                       --------            --------
End of period
 (including undistributed net investment
  income of $171 and $322, respectively)               $156,704            $165,451
                                                       --------            --------
NUMBER OF FUND SHARES
Sold - Class A                                              800               1,428
Issued for distributions reinvested - Class A               697                 767
Repurchased - Class A                                    (3,217)             (3,647)
                                                       --------            --------
                                                         (1,720)             (1,452)
                                                       --------            --------
Sold - Class B                                            1,040               1,907
Issued for distributions reinvested - Class B               186                 195
Repurchased - Class B                                    (1,249)             (2,281)
                                                       --------            --------
                                                            (23)               (179)
                                                       --------            --------
Sold - Class C                                               37                   -
Issued for distributions reinvested - Class C                (b)                  -
                                                       --------            --------
                                                             37                   -
                                                       --------            --------


(a) Class C shares were initially offered on August 1, 1997.

(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Income Fund (the Fund), series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/December 31, 1997
-------------------------------------------------------------------------------

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains(losses) arising from the flucuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes. The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

                 Notes to Financial Statements/December 31, 1997
-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.


--------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calender year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.18% to 0.17% annually.

                 Notes to Financial Statements/December 31, 1997
-------------------------------------------------------------------------------

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investment, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended December 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $8,140 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $92,516 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended December 31, 1997, purchases and sales of investments, other than short-term obligations, were $426,629,840, and $442,354,371 respectively, of which $163,171,720 and $165,852,907, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:


       Gross unrealized appreciation            $3,551,976
       Gross unrealized depreciation             (703,397)
                                                ----------
           Net unrealized appreciation          $2,848,579
                                                ----------

CAPITAL LOSS CARRYFORWARDS: At December 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

         Year of                               Capital loss
       expiration                              carryforward
       ------------                            ------------
          1998                                 $ 4,686,000
          1999                                  10,466,000
          2002                                   1,006,000
                                               -----------
                                               $16,158,000
                                               -----------

                 Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION - Cont.
 ................................................................................
Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:



                                                                      Year ended December 31
                                                      ------------------------------------------------------
                                                                               1997
                                                      Class A                 Class B                Class C (a)
                                                      -------                 -------                -------
Net asset value -
   Beginning of period                                $  6.410                $ 6.410                $ 6.530
                                                      --------                -------                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.439                  0.391                  0.171
Net realized and
unrealized gain (loss)                                   0.095                  0.095                 (0.032)(b)
                                                      --------                -------                -------
   Total from Investment
      Operations                                         0.534                  0.486                  0.139
                                                      --------                -------                -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                                    (0.444)                (0.396)                (0.169)
                                                      --------                -------                -------
Net asset value -
   End of period                                      $  6.500                $ 6.500                $ 6.500
                                                      ========                =======                =======
Total return (c)                                          8.67%                  7.87%                  2.17%(d)
                                                      ========                =======                =======


RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                              1.11%                  1.86%                  1.71(f)
Net investment income (e)                                 6.98%                  6.23%                  6.35(f)
Portfolio turnover                                         281%                   281%                   281%
Net assets at end
of period (000)                                       $120,336                $36,128                $   240

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)  Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    Year ended December 31
                                                 ---------------------------------------------------------------
                                                              1996                               1995
                                                  Class A            Class B           Class A           Class B
                                                  -------            -------           -------           -------
Net asset value -
   Beginning of period                           $  6.640           $ 6.640           $  5.950           $ 5.950
                                                 --------           -------           --------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.460             0.412              0.472             0.425
Net realized and
unrealized gain (loss)                             (0.240)           (0.240)             0.698             0.698
                                                 --------           -------           --------           -------
   Total from Investment
      Operations                                    0.220             0.172              1.170             1.123
                                                 --------           -------           --------           -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                               (0.450)           (0.402)            (0.480)           (0.433)
                                                 --------           -------           --------           -------
Net asset value -
   End of period                                 $  6.410           $ 6.410           $  6.640           $ 6.640
                                                 --------           -------           --------           -------
Total return (a)                                     3.59%             2.82%             20.30%            19.42%
                                                 --------           -------           --------           -------


RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.10%(b)          1.85%(b)           1.09%(b)          1.84%(b)
Net investment income                                7.12%(b)          6.37%(b)           7.45%(b)          6.70%(b)
Portfolio turnover                                    253%              253%                85%               85%
Net assets at end
of period (000)                                  $129,681           $35,770           $143,834           $38,203




(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.


                             Year ended December 31
--------------------------------------------------------------------------------
              1994                                            1993
 Class A                Class B                 Class A                Class B
--------                -------                --------                -------
$  6.720                $ 6.720                $  6.460                $ 6.460
--------                -------                --------                -------

   0.487                  0.440                   0.501                  0.451

  (0.761)                (0.761)                  0.261                  0.261
--------                -------                --------                -------

  (0.274)                (0.321)                  0.762                  0.712
--------                -------                --------                -------


  (0.496)                (0.449)                 (0.502)                (0.452)
--------                -------                --------                -------

$  5.950                $ 5.950                $  6.720                $ 6.720
--------                -------                --------                -------
   (4.09%)                (4.82%)                 12.05%                 11.23%
--------                -------                --------                -------



    1.11%                  1.86%                   1.10%                  1.85%
    7.80%                  7.05%                   7.45%                  6.70%
      16%                    16%                     46%                    46%

$129,560                $22,805                $155,543                $19,787


                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF COLONIAL INCOME FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Income Fund (a series of Colonial Trust I) at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
Boston, Massachusetts
February 9, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.


RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information  . . . . . .. .press 1

For account information  . . . . . . . . . . . . . . . . . . . . . . . .press 2

To speak to a service representative  . . . . . . . . . . . . . . . . . press 3

For yield and total return information  . . . . . . . . . . . . . . ....press 4

For duplicate statements or new supply of checks  . . . . . . . . . . . press 5

To order duplicate tax forms and year-end statements  . . . . . . . . . press 6
(February through May)

To review your options at any time during your call   . . . . . . . . . press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Income Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

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                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, Jr.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, Jr.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and
Consultant,
The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, Jr.
Chairman of the Board, Reed & Barton Corporation


LIBERTY FINANCIAL INVESTMENTS, INC.(C) 1998
Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

 IF-02/603E-1297  (2/98)  98/90

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